Exhibit 99.1

(NYSE Listed: PPO) Fourth Quarter 2010 Supplemental Financial Information

2 These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement

3 Fourth Quarter Results* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except net income per share) Adjusted Adjusted January 1, 2011 January 2, 2010 Net sales 169.5 $ 152.0 $ Cost of goods sold 99.4 94.1 Gross profit 70.1 57.9 Gross profit margin 41.4% 38.1% Selling, general and administrative expenses 30.2 25.7 Operating income 39.9 32.2 Operating income margin 23.5% 21.2% Other (income) expense: Interest expense, net 11.3 14.1 Foreign currency and other (0.6) (2.1) 10.7 12.0 Income before income taxes 29.2 20.2 Income taxes 9.9 4.0 Net income 19.3 $ 16.2 $ Net income per share - diluted 0.42 $ 0.36 $ Weighted average shares outstanding - diluted 46.2 45.4 Three Months Ended

4 Full Year Results* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except net income per share) Adjusted Adjusted January 1, 2011 January 2, 2010 Net sales 616.6 $ 516.9 $ Cost of goods sold 369.7 321.1 Gross profit 246.9 195.8 Gross profit margin 40.0% 37.9% Selling, general and administrative expenses 113.7 96.7 Operating income 133.2 99.1 Operating income margin 21.6% 19.2% Other (income) expense: Interest expense, net 46.7 57.1 Foreign currency and other (1.4) (0.7) 45.3 56.4 Income before income taxes 87.9 42.7 Income taxes 26.7 10.0 Net income 61.2 32.7 Net income per share - diluted 1.34 $ 0.72 $ Weighted average shares outstanding - diluted 45.7 45.2 Year Ended

POLYPORE

Segment Results*

(unaudited, in millions)

	Three Months Ended			Year Ended		
Sales	January 1, 2011	January 2, 2010	Change	January 1, 2011	January 2, 2010	Change
Energy storage						
Lead-acid battery separators	$ 89.6	$ 86.5	3.6%	$ 314.7	$ 281.5	11.8%
Lithium battery separators	33.9	24.9	36.1%	131.0	86.1	52.1%
Total	123.5	111.4	10.9%	445.7	367.6	21.2%
Separations media						
Healthcare	30.0	27.4	9.5%	107.4	102.1	5.2%
Filtration and specialty	16.0	13.2	21.2%	63.5	47.2	34.5%
Total	46.0	40.6	13.3%	170.9	149.3	14.5%
Total	**$ 169.5**	**$ 152.0**	**11.5%**	**$ 616.6**	**$ 516.9**	**19.3%**
Gross Profit						
Energy storage - $	$ 50.0	$ 42.8	16.8%	$ 170.7	$ 135.7	25.8%
% sales	40.5%	38.4%		38.3%	36.9%	
Separations media - $	20.1	15.1	33.1%	76.2	60.1	26.8%
% sales	43.7%	37.2%		44.6%	40.3%	
Gross profit	**$ 70.1**	**$ 57.9**	**21.1%**	**$ 246.9**	**$ 195.8**	**26.1%**
Gross profit %	41.4%	38.1%		40.0%	37.9%	
Segment Operating Income*						
Energy storage - $	$ 27.7	$ 26.1	6.1%	$ 91.5	$ 70.2	30.3%
% sales	22.4%	23.4%		20.5%	19.1%	
Separations media - $	12.8	6.7	91.0%	44.0	31.1	41.5%
% sales	27.8%	16.5%		25.7%	20.8%	
Corporate - $	(0.6)	(0.6)		(2.3)	(2.2)	
% sales	-0.4%	-0.4%		-0.4%	-0.4%	
Segment operating income	**$ 39.9**	**$ 32.2**	**23.9%**	**$ 133.2**	**$ 99.1**	**34.4%**
Segment operating income %	23.5%	21.2%		21.6%	19.2%	

* See Exhibit F for a reconciliation of Segment Operating Income to Income (Loss) Before Income Taxes.

5

6 EXHIBITS

7 Exhibit A Fourth Quarter 2010 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 169.5 $ - $ 169.5 $ Cost of goods sold 99.4 - 99.4 Gross profit 70.1 - 70.1 Selling, general and administrative expenses 30.5 0.3 a 30.2 Operating income 39.6 (0.3) 39.9 Other (income) expense: Interest expense, net 11.3 - 11.3 Foreign currency and other (0.6) - (0.6) Costs related to purchase of 8.75% senior subordinated notes 2.3 2.3 - 13.0 2.3 10.7 Income before income taxes 26.6 (2.6) 29.2 Income taxes 8.9 (1.0) b 9.9 Net income 17.7 $ (1.6) $ 19.3 $ Net income per share - diluted 0.38 $ (0.04) $ 0.42 $ Weighted average shares outstanding - diluted 46.2 46.2 Three Months Ended January 1, 2011

8 Exhibit B Full Year 2010 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 616.6 $ - $ 616.6 $ Cost of goods sold 369.7 - 369.7 Gross profit 246.9 - 246.9 Selling, general and administrative expenses 114.8 1.1 a 113.7 Business restructuring (0.8) (0.8) - Operating income 132.9 (0.3) 133.2 Other (income) expense: Interest expense, net 46.7 - 46.7 Gain on sale of Italian subsidiary (3.3) (3.3) - Foreign currency and other (1.4) - (1.4) Costs related to purchase of 8.75% senior subordinated notes 2.3 2.3 - 44.3 (1.0) 45.3 Income before income taxes 88.6 0.7 87.9 Income taxes 25.0 (1.7) b 26.7 Net income 63.6 $ 2.4 $ 61.2 $ Net income per share - diluted 1.39 $ 0.05 $ 1.34 $ Weighted average shares outstanding - diluted 45.7 45.7 Year Ended January 1, 2011

9 Exhibit C Fourth Quarter 2009 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 152.0 $ - $ 152.0 $ Cost of goods sold 94.1 - 94.1 Gross profit 57.9 - 57.9 Selling, general and administrative expenses 25.9 0.2 a 25.7 Business restructuring 20.6 20.6 - Goodwill impairment 131.5 131.5 - Operating income (loss) (120.1) (152.3) 32.2 Other (income) expense: Interest expense, net 14.1 - 14.1 Foreign currency and other (2.1) - (2.1) 12.0 - 12.0 Income (loss) before income taxes (132.1) (152.3) 20.2 Income taxes (1.1) (5.1) b 4.0 Net income (loss) (131.0) $ (147.2) $ 16.2 $ Net income (loss) per share - diluted (2.95) $ (3.31) $ 0.36 $ Weighted average shares outstanding - diluted 44.4 45.4 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them in the computation of net loss per share. Three Months Ended January 2, 2010

10 Exhibit D Full Year 2009 Results Please see Exhibit E for description of adjustments. (unaudited) (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 516.9 $ - $ 516.9 $ Cost of goods sold 321.1 - 321.1 Gross profit 195.8 - 195.8 Selling, general and administrative expenses 100.4 3.7 a 96.7 Business restructuring 21.3 21.3 - Goodwill impairment 131.5 131.5 - Operating income (loss) (57.4) (156.5) 99.1 Other (income) expense: Interest expense, net 57.1 - 57.1 Foreign currency and other (0.7) - (0.7) 56.4 - 56.4 Income (loss) before income taxes (113.8) (156.5) 42.7 Income taxes 3.5 (6.5) b 10.0 Net income (loss) (117.3) $ (150.0) $ 32.7 $ Net income (loss) per share - diluted (2.64) $ (3.36) $ 0.72 $ Weighted average shares outstanding - diluted 44.4 45.2 * The As Reported share count does not include diliutive shares due to the anti-dilutive impact of including them in the computation of net loss per share. Year Ended January 2, 2010

11 Exhibit E Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Impact of adjustments on income taxes.

12 Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income (Loss) Before Income Taxes (unaudited, in millions) January 1, 2011 January 2, 2010 January 1, 2011 January 2, 2010 Operating income: Energy storage 27.7 $ 26.1 $ 91.5 $ 70.2 $ Separations media 12.8 6.7 44.0 31.1 Corporate (0.6) (0.6) (2.3) (2.2) Segment operating income 39.9 32.2 133.2 99.1 Business restructuring - 20.6 (0.8) 21.3 Goodwill impairment - 131.5 - 131.5 Non-recurring costs 0.3 0.2 1.1 3.7 Total operating income (loss) 39.6 (120.1) 132.9 (57.4) Reconciling items: Interest expense, net 11.3 14.1 46.7 57.1 Gain on sale of Italian subsidiary - - (3.3) - Foreign currency and other (0.6) (2.1) (1.4) (0.7) Costs related to purchase of 8.75% senior subordinated notes 2.3 - 2.3 - Income (loss) before income taxes 26.6 $ (132.1) $ 88.6 $ (113.8) $ Three Months Ended Year Ended